Ralph Parks Portfolios Trust

Ralph Parks Cyclical Equity Fund

Supplement dated May 14, 2007

to Statement of Additional Information dated August 23, 2006

Paragraph three under the heading “THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUND. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS” on page 8 of this Statement of Additional Information restricts the Fund’s ability to invest in options.  This paragraph is hereby deleted and the Fund may now invest in puts, calls, straddles, spreads or any combination thereof.  The Ralph Parks Cyclical Equity Fund’s non-fundamental restrictions should read as follows:

“The Fund may not:

(1)

Make further investments when 25% or more of its total assets would be invested in any one industry (securities issued or guaranteed by the United States government, its agencies or instrumentalities are not considered to represent industries);

(2)

Invest in portfolio companies for the purpose of acquiring or exercising control of such companies;

(3)

Purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of the net assets of the Fund would be invested in securities that are illiquid or not readily marketable, including repurchase agreements maturing in more than seven days and non-negotiable fixed time deposits with maturities over seven days;

(4)

Purchase securities of other investment companies, except the Fund may purchase shares of ETFs provided that such investments do not cause the Fund to own more than 3% of the total outstanding voting stock of any such ETF, in accordance with the 1940 Act; or

(5)

Mortgage, pledge, or hypothecate in any other manner, or transfer as security for indebtedness any security owned by the Fund, except as may be necessary in connection with permissible borrowings and then only if such mortgaging, pledging or hypothecating does not exceed 33 1/3% of such Fund’s total assets.”

This Supplement and the existing Statement of Additional Information dated August 23, 2006, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated August 23, 2006 have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Fund at 1-877-261-5700.